Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Proptech Investment Corporation II (the “Company”) on Form 10-K for the annual period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas D. Hennessy, Co-Chief Executive Officer and President of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2021	/s/ Thomas D. Hennessy
Thomas D. Hennessy
Co-Chief Executive Officer and President (Co-Principal Executive Officer)